Exhibit 10.2
EMPLOYMENT AGREEMENT
     This Employment Agreement (this “Agreement”) is entered into as of April 21, 2005, by and between Visual Networks Operations, Inc., a company organized under the laws of Delaware (“Visual” or the “Employer”), and Lawrence S. Barker, an individual (hereafter the “Executive”).
WITNESSETH:
     WHEREAS, VISUAL desires to continue to employ the Executive, and the Executive desires to continue such employment, on the terms and conditions set forth herein;
     WHEREAS, VISUAL and the Executive have entered into a Confidentiality, Non-Disclosure, And Non-Solicitation Agreement (the “Non-Solicitation Agreement”);
     NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, VISUAL and Executive hereby agree as follows:
ARTICLE 1
POSITION OF EMPLOYMENT
     1.1 Title and Position. VISUAL agrees to continue to employ Executive in the following position: President and Chief Executive Officer.
     1.2 Effective Date. April 21, 2005.
     1.3 Exclusive Devotion of Business Time. VISUAL agrees to employ the Executive and the Executive agrees to devote his full business time, effort, skills and loyalty to the business of VISUAL, to effectively carry out his responsibilities to VISUAL hereunder and to render his services and skills in the furtherance of the business of VISUAL, except for during permitted vacation periods and reasonable periods of illness or other incapacity. This Section 1.2 does not prevent the Executive from: (i) serving on civic and charitable boards, subject to VISUAL’s policies and standards; and (ii) managing his investments and the investments of his immediate family, subject VISUAL’s policies and standards. Despite anything in this Section 1.2 to the contrary, the activities referenced in clauses (i) and (ii) above shall not, individually or in the aggregate, interfere with the performance of the Executive’s duties under this Agreement. To the extent that Executive desires to act as a member of the Board of Directors of another entity, VISUAL and the Executive shall reasonably discuss and attempt to come to an arrangement suitable to both the Executive and VISUAL.
     1.4 Conflict with Company Policies. The terms and conditions of Executive’s employment will, to the extent not addressed in this Agreement, be governed by VISUAL’s company policies (“Policies”). In the event of a conflict between this Agreement and the Policies, the terms of this Agreement shall govern.
[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ARTICLE 2
DUTIES, AUTHORITY AND PERFORMANCE
     2.1 Performance. Executive acknowledges and agrees that he is being offered a position of continued employment by VISUAL with the understanding that he possesses a unique set of skills, abilities, and experiences which will benefit VISUAL. Executive agrees that his continued employment with VISUAL is contingent upon his successfully performing his duties as set forth in this Agreement.
     2.2 Duties and Responsibilities. VISUAL agrees to continue to employ the Executive as the President and Chief Executive Officer of VISUAL. Executive shall report to the Board of Directors (the “Board”) of Visual Networks, Inc. The primary responsibilities of the Executive shall be determined by the Board from time to time. On the date hereof, the duties and responsibilities of the Executive generally are as follows:
            2.2.1 Executive shall render to the very best of his ability, on behalf of VISUAL, and shall undertake diligently, all duties assigned to him by the Board.
            2.2.2 In the performance of the Executive’s duties hereunder, he must comply in each and every respect with applicable laws, rules and regulations applicable to VISUAL.
            2.2.3 As President and Chief Executive Officer of VISUAL, Executive must develop and implement the necessary plans to ensure the success of VISUAL. Executive must also effectively manage and administer the day-to-day execution of these plans.
            2.2.4 The Executive acknowledges that he may have to travel and work in different locations for business reasons from time to time as is reasonably necessary or advisable for the performance of his duties hereunder.
     2.3 Cooperation. During the term of this Agreement and any time thereafter, the Executive agrees to give prompt written notice to VISUAL of any claim or injury relating to VISUAL, and to fully cooperate in good faith and to the best of his ability with VISUAL in connection with all pending, potential or future claims, investigations or actions which directly or indirectly relate to any transaction, event or activity about which the Executive may have knowledge because of his employment with VISUAL. Such cooperation shall include all assistance that VISUAL, its counsel, or its representatives may reasonably request, including reviewing and interpreting documents, meeting with counsel, providing factual information and material, and appearing or testifying as a witness. Should Executive be required to cooperate under the provisions of this Section 2.3 after termination of his employment with VISUAL, then he shall be reimbursed by VISUAL for all reasonable costs and expenses related to his cooperation hereunder.
     2.4 Duty of Loyalty. Executive acknowledges and agrees that he owes a fiduciary duty of loyalty to act at all times in the best interests of VISUAL.

     2.5 Business Opportunities. All business opportunities presented to Executive: i) by reason of Executive’s employment by VISUAL; or (ii) relating to the businesses and activities engaged in (or contemplated to be engaged in) by VISUAL or any affiliate of VISUAL prior to and as of the date hereof or during the term hereof, shall be owned by, and belong exclusively to, VISUAL, and the Executive shall have no personal interest or rights therein or thereto. Executive shall promptly disclose any such business opportunity to VISUAL and execute and deliver to VISUAL, without additional compensation, such instruments as VISUAL may require from time to time to evidence its ownership of any such business opportunity.
ARTICLE 3
COMPENSATION AND BENEFITS
     3.1 Base Salary. Executive shall be paid a base salary of three hundred thousand dollars ($300,000) annually (the “Base Salary”), subject to applicable federal, state, and local withholding, such Base Salary to be paid to Executive on a semi-monthly basis. VISUAL may, in its sole discretion, increase the amount of Base Salary effective for any specified year or part thereof during the term of this Agreement.
     3.2 Options. Executive was granted nonstatutory stock options on April 21, 2005 to purchase an aggregate of 200,000 shares of common stock of VISUAL pursuant to the Nonstatutory Stock Option Grant Agreement (the “Grant Agreement”) dated April 21, 2005 between VISUAL and Executive. Vesting of the options shall be as described in the Grant Agreements.
     3.3 Annual Bonus. A bonus pool equal to sixty percent (60%) of Executive’s Base Salary shall be available for Executive (the “Bonus Pool”). The performance metrics required for payment of all or part of the annual bonus as well as payout intervals, if any, are set forth on Exhibit A hereto, which shall be updated for each calendar year by the Board. In addition, Executive shall be eligible for quarterly bonuses, beginning for the quarter ended June 30, 2005, of $45,000 each, based upon the achievements of metrics as set forth on Exhibit A hereto.
     3.4 Employee Benefits. During the period that Executive is employed by VISUAL and for such longer period as required by applicable law, Executive shall be eligible to participate in all employee benefit plans, policies, programs, or perquisites in which other VISUAL employees participate. Executive shall accrue Paid Time Off (“PTO”) at the rate of twenty (20) days per year.
     Details of VISUAL’s insurance plans, including benefit amounts, limitations and restrictions are described in the summary plan descriptions provided to the Executive. If there is any difference between the summary plan descriptions and the information set forth in this Agreement, then the information contained in the summary plan descriptions takes precedence.
     3.5 Reimbursement for Expenses. VISUAL shall reimburse the Executive for all ordinary, necessary and reasonable out-of-pocket expenses incurred by the Executive for the benefit of VISUAL upon presentation of appropriate documentation in accordance with VISUAL’s policies in effect from time to time.

ARTICLE 4
TERMINATION OF EMPLOYMENT
     4.1 Term. Executive’s employment by VISUAL shall extend until December 31, 2005 and thereafter, shall be renewed for successive one (1) year terms unless sooner terminated by VISUAL or the Executive, as provided herein.
     4.2 Executive’s Right to Terminate. The Executive has the right to terminate his employment under this Agreement for any reason or for no reason, at any time during the course of this Agreement by giving ninety (90) days notice in writing to the Board (the “Notice”). The Notice period may be shortened by mutual agreement of the parties. During the Notice period, Executive must fulfill all his duties and responsibilities set forth in this Agreement, and use his best efforts to train and support his replacement, if any. Executive’s salary and benefits will remain unchanged during the Notice period.
     4.3 VISUAL’s Right to Terminate. VISUAL has the right to terminate immediately the Executive’s employment under this Agreement at any time for any of the following reasons:
            4.3.1 Executive’s death; or
            4.3.2 Executive’s “Disability”, which for purposes of this Agreement means the Executive’s incapacitation by accident, sickness or other circumstances which, in the reasonable good faith determination of the Board, renders Executive mentally or physically incapable of performing the duties and services required of him hereunder in substantially the same manner and to the extent required hereunder prior to the commencement of such Disability, either with or without reasonable accommodation, on a full-time basis for a period of at least 90 consecutive days or for a period of six (6) non-consecutive months of the preceding eighteen (18) month period; or
            4.3.3 For “Cause”, which for purposes of this Agreement shall mean:
                    4.3.3.1 The Executive has engaged in conduct which: (A) resulted in a conviction of or plea of guilty or no contest to a misdemeanor involving moral turpitude or involving the property of VISUAL; or (B) resulted in a conviction of or plea of guilty or no contest to a felony under the laws of the United States or any state or political subdivision thereof; or
                    4.3.3.2 The Executive: (A) commits a breach of his fiduciary duty to VISUAL or any of its affiliates; or (B) commits an act of gross negligence; or (C) engages in willful misconduct; or (D) engages in any transaction which the Executive knows or should have known would constitute self-dealing or a conflict of interest between the Executive and VISUAL and in which the Executive does or would receive any direct or indirect economic or pecuniary benefit without prior disclosure of such transaction to VISUAL; or

                    4.3.3.3 The Executive violates the internal procedures or policies of VISUAL in a manner which has a material adverse effect on the reputation, business or prospects of VISUAL, such as conduct constituting employment discrimination or sexual harassment; or
                    4.3.3.4 Material default or other material breach by Executive of his obligations hereunder; or
                    4.3.3.5 Failure by to perform diligently and competently his duties hereunder after written notice from VISUAL of such failure and thirty (30) days to remedy the deficiency described in such notice;
            4.3.4 Without “Cause”, or
            4.3.5 Upon non-renewal of this Agreement.
     4.4 Effect of Termination on Compensation.
            4.4.1 Termination by VISUAL Without Cause or Upon Change of Control. If Executive’s employment hereunder shall be terminated by the Employer without Cause, for non-renewal of this Agreement, or upon a Change of Control, VISUAL agrees to provide Executive with severance pay, payable according to normal payroll practice, amounting to (i) twelve (12) months of the Executive’s then applicable Base Salary (which for the purposes of this clause (i) of this Section 4.4.1 shall be a minimum of $360,000), plus (ii) an amount equal to the Bonus Pool then in effect, payable at the end of the twelve (12) month severance period (the “Severance Pay”). In the event that Executive breaches any of the provisions of this Agreement (including but not limited to Executive’s obligation to cooperate during the Notice period and/or the Non-Solicitation Agreement), all compensation and benefits hereunder shall cease immediately, Executive’s termination shall be treated as if it had been a termination for Cause, and Executive shall be required to repay VISUAL any Severance Pay received hereunder.
            4.4.2 Termination by Executive’s Resignation or by Employer for Cause, Death or Disability. If Executive’s employment is terminated by Executive by a voluntary resignation (for any reason or no reason), or for death, Disability or Cause (as those terms are defined in sections 4.3.2 and 4.3.3 herein), all compensation and benefits payable hereunder shall terminate contemporaneously with the date of the Executive’s termination of employment.
ARTICLE 5
GENERAL PROVISIONS
     5.1 Notices. All notices and other communications required or permitted by this Agreement to be delivered by VISUAL or Executive to the other party shall be delivered in writing to the address shown below, either personally, by facsimile transmission or by registered, certified or express mail, return receipt requested, postage prepaid, to the address for such party specified below or to such other address as the party may from time to time advise the other party, and shall be deemed given and received as of actual personal delivery, on the first business day after the date of delivery shown on any such facsimile transmission (with confirmed receipt) or upon the date or actual receipt shown on any return receipt if registered, certified or express mail is used, as the case may be.

Employer: Visual Networks Operations, Inc.
Attention: Director of Human Resources
2092 Gaither Road
Rockville, Maryland 20850

Executive: Lawrence S. Barker
9304 Belmart Road
Potomac, Maryland 20854
     5.2 Amendments and Termination; Entire Agreement. This Agreement may not be amended or terminated except by a writing executed by all of the parties hereto. This Agreement constitutes the entire agreement of VISUAL and Executive relating to the subject matter hereof, and supersedes all prior oral and written understandings and agreements, whether written or oral. Notwithstanding anything herein to the contrary, this Agreement shall not affect the applicability of the Non-Solicitation Agreement executed by Executive, and the Non-Solicitation Agreement shall remain in full force and effect notwithstanding this Agreement. This Agreement supersedes in all respects the Employment Agreement between the Executive and VISUAL dated as of April 28, 2004.
     5.3 Severability; Provisions Subject to Applicable Law. All provisions of this Agreement shall be applicable only to the extent that they do not violate any applicable law, and are intended to be limited to the extent necessary so that they will not render this Agreement invalid, illegal or unenforceable under any applicable law. If any provision of this Agreement or any application thereof shall be held to be invalid, illegal or unenforceable, the parties agree and stipulate that any court of competent jurisdiction may enforce these restrictions to the maximum extent deemed reasonable, rather than declare any provision unenforceable.
     5.4 Waiver of Rights. No waiver by VISUAL or Executive of a right or remedy hereunder shall be deemed to be a waiver of any other right or remedy or of any subsequent right or remedy of the same kind.
     5.5 Definitions. Headings and Number. A term defined in any part of this Employment Agreement shall have the defined meaning wherever such term is used herein. The headings contained in this Agreement are for reference purposes only and shall not affect in any manner the meaning or interpretation of this Employment Agreement. Where appropriate to the context of this Agreement, use of the singular shall be deemed also to refer to the plural, and use of the plural to the singular.
     5.6 Counterparts. This Agreement may be executed in separate counterparts, each of which shall be deemed an original but all of which taken together shall constitute but one and the same instrument.
     5.7 Governing Law. The parties acknowledge and expressly agree that this Agreement shall be governed by and interpreted in accordance with federal law and the laws of the State of Maryland. The parties hereto agree that any disputes shall be resolved by the District Court of Maryland for Montgomery County, the Circuit Court of Maryland for Montgomery County, or the United States District Court for the District of Maryland, as may be appropriate.
     5.8 Attorneys Fees. If VISUAL incurs costs to enforce the terms of this Agreement (including but not limited to a declaratory judgment action), Executive shall reimburse VISUAL all of its costs and expenses, including reasonable attorneys’ fees.
IN WITNESS WHEREOF, VISUAL and Executive have signed this Agreement.
VISUAL NETWORKS OPERATIONS, INC.

By:	/s/ Donald E. Clarke
Donald E. Clarke
Executive Vice President and Chief Financial Officer
Date: April 21, 2005
/s/ Lawrence S. Barker
      Lawrence S. Barker
Date: April 21, 2005

Exhibit A
Bonus at Plan: $180,000
To be agreed upon by the Executive and the Board’s compensation committee.
Quarterly Bonus Plan: $45,000 each quarter
Operating Metrics
(in millions of dollars)

	2Q		3Q		4Q

Revenue	[***]		[***]		[***]
Operating Income	[***]	*	[***]		[***]
Ending Cash#	[***]	**	[***]	***	[***]
NOTES:
—
* [***]
** [***]
*** [***]
# [***]
[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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